UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2020

Commission File Number: 001-36568

HEALTHEQUITY, INC.

Delaware	7389	52-2383166
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

15 West Scenic Pointe Drive

Suite 100

Draper, Utah 84020

(801) 727-1000

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	HQY	The NASDAQ Global Select Market

Item 7.01 Regulation FD Disclosure.

On and after July 8, 2020, representatives of HealthEquity, Inc. (the “Company”) will make presentations to certain investors using the slides attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Investor Presentation”). The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The investor presentation slides include financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures included in the slides to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, is included as an appendix to the Investor Presentation furnished as Exhibit 99.1 to this Current Report on From 8-K. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the Investor Presentation slides, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors the ability to evaluate financial performance in a way that is comparable to measures reported by other retailers.

Item 8.01 Other Events.

Reference is hereby made to slides 4, 8 and 10 of the Investor Presentation, which are incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our industry, business strategy, plans, goals and expectations concerning our markets and market position, product expansion, future operations, expenses and other results of operations, revenue, margins, profitability, future efficiencies, tax rates, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this communication.

Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to be correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, risks related to the following:

•	the impact of the COVID-19 pandemic on the Company, its operations and its financial results;
•	our ability to realize the anticipated financial and other benefits from combining the operations of WageWorks with our business in an efficient and effective manner;
•	our ability to compete effectively in a rapidly evolving healthcare and benefits administration industry;
•	our dependence on the continued availability and benefits of tax-advantaged health savings accounts and other consumer-directed benefits;
•	our ability to successfully identify, acquire and integrate additional portfolio purchases or acquisition targets;
•	the significant competition we face and may face in the future, including from those with greater resources than us;
•	our reliance on the availability and performance of our technology and communications systems;
•	recent and potential future cybersecurity breaches of our technology and communications systems and other data interruptions, including resulting costs and liabilities, reputational damage and loss of business;
•	the current uncertain healthcare environment, including changes in healthcare programs and expenditures and related regulations;
•	our ability to comply with current and future privacy, healthcare, tax, investment advisor and other laws applicable to our business;
•	our reliance on partners and third-party vendors for distribution and important services;
•	our ability to develop and implement updated features for our technology and communications systems and successfully manage our growth;
•	our ability to protect our brand and other intellectual property rights; and
•	our reliance on our management team and key team members.

For a detailed discussion of these and other risk factors, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our most recent Annual Report on Form 10-K, our most recent Quarterly Report on Form 10-Q and subsequent periodic and current reports. Past performance is not necessarily indicative of future results. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Investor Presentation, in use as of July 8, 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEQUITY, INC.

By:	/s/ Darcy Mott
Darcy Mott
Executive Vice President and Chief Financial Officer

Dated: July 8, 2020